Exhibit 10.25

AMENDMENT I TO THE AMENDED AND RESTATED AGREEMENT
FOR SERVICES BETWEEN ADMA BIOLOGICS, INC. AND ARETH LLC

This Amendment, made as of the 25th day of September, 2017 (“Effective Date”) by and ADMA BIOLOGICS, a Delaware Corporation located at 465 Route 17 South, Ramsey, NJ 07446 (“ADMA”) and ARETH LLC, a New Jersey limited liability corporation with its principal place of business at 465 Route 17 South, Ramsey, NJ 07446 (“ARETH”), ADMA and ARETH may be collectively referred to herein as the “Parties.”

WITNESSETH

WHEREAS, the Parties entered into an Amended and Restated Agreement for Services with an effective date of January 1, 2016;

WHEREAS, the Parties intend to amend the Amended and Restated Agreement for Services in the manner stated herein effective the September 25, 2017;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree to amend the Amended and Restated Agreement for Services as follows:

1.	Provision 1 of Exhibit A — Compensation Rates shall be deleted in its entirety and replaced with the following language:

“Rent (base) includes — All furniture, desks, offices, cubicles, conference room use (existing space), lunch room/ kitchen, warehouse use, parking — 12,000 sq. ft. effective October 1, 2017 through September 30, 2018 at a rate of $10.00 per square foot.

2.	Provision 3 of Exhibit A - Compensation Rates shall be deleted in its entirety and replaced with the following language:

“All additional expenses incurred by the building tenants such as, but not limited to:

•	Office repair and maintenance, snow removal, landscaping, HVAC repair, etc. will be charged to ADMA at a rate equal to the amount of space utilized in the building.

Effective October 1, 2017 through September 30, 2018 the rate is 30%

Effective October 1, 2017 through September 30, 2018 rent will be calculated at 12,000 sq. ft. unless the actual amount of space increases, at ADMA’s option. [12,000 * $10 per square foot = $12,000/12 months = $10,000 per month]

The Compensation Rates will be re-evaluated and re-negotiated no later than September 30, 2018.

Except as hereby modified, the Amended and Restated Agreement for Services shall remain in full force and effect and is hereby expressly approved, ratified, and confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

ARETH LLC:		ADMA BIOLOGICS:

By:	/s/ Jerrold Grossman	By:	/s/ Adam S. Grossman
Title:	Manager	Title:	President and CEO

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